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                                                                   Exhibit 10(a)

                                                       Effective January 1, 1984
                                            As amended through February 13, 1995


                           BANK OF BOSTON CORPORATION

                             1982 Stock Option Plan
1.   Purpose.
     -------

     The purpose of the 1982 Stock Option Plan is to enable Bank of Boston Corporation to provide a special incentive to a limited number of senior executives of the Corporation, the Bank and its other Subsidiaries who are in a position to have a significant effect upon the Corporation's business and earnings. In order to accomplish this purpose, the Plan authorizes the grant or award to such senior executives (i) of options to purchase Common Stock, (ii) of contingent cash units, as described in Section 6 and Section 10, or (iii) of both such options and such contingent cash units. Increased ownership of Common Stock will provide such senior executives with an additional incentive to take into account the long-term interests of the Corporation.

2.   Definitions.
     -----------

     As used herein, the following words or terms have the meanings set forth below. The masculine gender is used throughout the Plan but is intended to apply to members of both sexes.

     2.1. "Bank" means The First National Bank of Boston, a national banking association.

     2.2.  "Board of Directors" means the Board of Directors of the Corporation.

     2.3. "Code" means the Internal Revenue Code of 1954, as amended from time to time, or any successor statute.

     2.4. "Committee" means the Compensation Committee of the Board of Directors.

     2.5.  "Common Stock" means the Common Stock of the Corporation.

     2.6. "Corporation" means Bank of Boston Corporation, a corporation established under the laws of the Commonwealth of Massachusetts.

     2.7. "Earnings Per Share" means Plan Net Income computed on a fully diluted earnings per share basis.
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                                      -2-

     2.8. "Earnings Per Share Target" shall mean the goal (whether expressed as a fixed amount, a percentage, a formula or otherwise) adopted by the Board of Directors, as described in the Guidelines, for the total of the Earnings Per Share for the three consecutive fiscal years beginning with the fiscal year in which a Unit is awarded.

     2.9. "Fair Market Value", in the case of a share of Common Stock on a particular day, means the closing price of the Common Stock for that day as reported in the "NYSE-Composite Transactions" section of the Eastern Edition of The Wall Street Journal, or if no prices are quoted for that day, for the last preceding day on which such prices of Common Stock are so quoted. In the event "NYSE-Composite Transactions" cease to be reported, the Committee shall adopt some other appropriate method for determining such Fair Market Value.

     2.10. "Guidelines" means the General Guidelines for interpreting and administering this Plan as approved from time to time by the Committee and adopted by the Board of Directors.

     2.11. "Incentive Stock Option" means a stock option which satisfies the requirements of section 422A of the Code.

     2.12. "Participant" means an individual holding a stock option or stock options granted to him under the Plan.

     2.13.  "Plan" means the 1982 Stock Option Plan set forth herein.

     2.14. "Plan Net Income" means the consolidated annual income after taxes of the Corporation for the fiscal year determined by the Committee, in its sole discretion, to reflect the operating results of the Corporation and its subsidiaries for such fiscal year giving consideration to the appropriate treatment for this purpose of unusual or non-recurring items of income or expense.

     2.15. "Retirement" means termination of employment with the Corporation or any Subsidiary if such termination of employment constitutes normal retirement, early retirement, disability retirement or other retirement as provided for at the time of such termination of employment under the applicable retirement program then maintained by the Corporation or any Subsidiary, provided that the Participant does not continue in the employment of the Corporation or any Subsidiary.
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                                      -3-

     2.16. "Return on Equity," when used in reference to the Corporation, means Plan Net Income for a given fiscal year divided by the average stockholders' equity of the Corporation for that fiscal year, as determined by the Committee for such fiscal year to be appropriate to carry out the purpose of the Plan.

     2.17. "Subsidiary" or "Subsidiaries" means a corporation or corporations in which the Corporation owns, directly or indirectly, stock possessing 50 percent or more of the total combined voting power of all classes of stock or over which the Corporation has effective voting control.

     2.18.  "Unit" means a contingent cash unit as described in Section 6 and
Section 10.

3.   Administration.
     --------------

     3.1. The Plan shall be administered by the Committee. The members of the Committee shall not include any person who is at the time he exercises discretion in administering the Plan (or has been at any time within one year prior thereto) eligible to participate in the Plan or in any other plan of the Corporation or any of its affiliates entitling participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates (as defined for purposes of Rule 16b-3 issued by the Securities and Exchange Commission).

     3.2. Subject to the provisions set forth herein, the Committee shall have full authority to determine the provisions of options and Units to be granted or awarded under the Plan, to interpret the terms of the Plan and of options and Units granted or awarded under the Plan, to adopt, amend and rescind rules and guidelines for the administration of the Plan and for its own acts and proceedings and to decide all questions and settle all controversies and disputes which may arise in connection with the Plan.

     3.3. Notwithstanding Section 3.2 and subject to the provisions set forth herein, the Board of Directors shall have full authority to determine the provisions of options granted under the Plan to the President, Chairman, any Vice Chairman and any other officer or officers that the Board of Directors, upon recommendation of the Committee, shall approve and the Units awarded in connection therewith. The grant of such options and award of Units, if any, shall be approved by the disinterested Directors, as defined for purposes of Rule 16b-3 issued by the Securities and Exchange Commission.
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                                      -4-


     3.4. The decision of the Committee or the Board of Directors on any matter as to which the Committee or the Board of Directors is given authority under subsections 3.2 and 3.3 above shall be final and binding on all persons concerned.

     3.5. Nothing in the Plan shall be deemed to give any officer or employee, or his legal representatives or assigns, any right to participate in the Plan, except to such extent, if any, as the Committee or the Board of Directors may have determined or approved pursuant to the provisions of the Plan.

4.  Shares Subject to the Plan.
    --------------------------

     4.1. The maximum number of shares of Common Stock which may be delivered upon the exercise of options granted under the Plan shall be 567,000, subject to adjustment in accordance with the provisions of Section 11.

     4.2. If any option granted under the Plan terminates without having been exercised in full (including an option which terminates by agreement between the Corporation and the Participant), the number of shares of Common Stock as to which such option has not been exercised prior to termination shall be available for future grants within the limits set forth in subsection 4.1.

     4.3. Shares of Common Stock delivered upon the exercise of options shall consist of shares of authorized and unissued Common Stock, except that the Board of Directors may from time to time in its discretion determine in any case that the shares to be so delivered shall consist of shares of authorized and issued Common Stock reacquired by the Corporation and held in its Treasury. No fractional shares of Common Stock shall be delivered upon the exercise of an option.

5.   Eligibility for Options.
     -----------------------

     Employees eligible to receive options under the Plan shall be those senior executives of the Corporation, the Bank and the Corporation's other Subsidiaries who, in the opinion of the Committee or the Board of Directors, have senior-level management responsibilities and are in a position to have a significant effect upon the Corporation's business and consolidated earnings.
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                                      -5-

6.   Units Awarded under the Plan.
     ----------------------------

     In connection with the grant of options under the Plan, the Committee or the Board of Directors, as the case may be, may, in accordance with procedures established by the Committee, make awards to Participants of Units entitling such Participants to receive certain cash payments upon the maturity of such Units, as described in Section 10.

7.   Eligibility for Units.
     ---------------------

     Employees eligible to receive Units under the Plan shall be limited to those employees who are eligible to receive options.

8.   Grant or Award of Options and Units.
     -----------------------------------

     8.1. From time to time while the Plan is in effect the Committee or the Board of Directors pursuant to Section 3.3, may, in the absolute discretion of each, select from among the persons eligible to receive options (including persons to whom options or Units were previously granted or awarded) those persons to whom options or Units are to be granted or awarded. It is contemplated that, in general, options and Units will be granted or awarded every two years, but the Committee or the Board of Directors may in their discretion determine that because of special circumstances options and Units are to be granted or awarded, at any time fixed by the Committee or the Board of Directors, to one or more persons eligible to receive options under the Plan.

     8.2. The Committee or the Board of Directors, as the case may be, shall, in the absolute discretion of each, determine the number of shares of Common Stock to be subject to each option granted under the Plan and the number of Units to be awarded to each eligible executive.

     8.3. In determining the number of shares of Common Stock to be subject to any option granted to any person under the Plan, the Committee or the Board of Directors may, in the absolute discretion of each, take into account the desire of such person to receive (i) an option on a lesser number of shares than tentatively decided on by the Committee or the Board of Directors and (ii) a number of Units based on the reduction in the number of shares to be subject to the option. The terms, limits and procedures related to such adjustments shall be set forth in the Guidelines.
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                                      -6-

     8.4. No option or Unit may be granted under the Plan after December 23, 1991, but options theretofore granted may extend beyond that date and Units theretofore awarded may mature after that date.

9.   Provisions of Options.
     ---------------------

     9.1   Incentive Stock Options or Other Options.  Options granted under the
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Plan may be either Incentive Stock Options or options which do not qualify as
Incentive Stock Options, as the Committee or the Board of Directors, as the case may be, shall determine at the time of each grant of options hereunder. It is contemplated that the options granted under the Plan will to the extent possible, but subject to the discretion of the Committee or the Board of Directors, as the case may be, qualify as Incentive Stock Options.

     9.2.  Stock Option Certificates or Agreements.  Options granted under the
           ---------------------------------------
Plan shall be evidenced by certificates or agreements in such form as the Committee or the Board of Directors, as the case may be, shall from time to time approve. Such certificates or agreements shall comply with the terms and conditions of the Plan and may contain such other provisions not inconsistent with the terms and conditions of the Plan as the Committee or the Board of Directors shall deem advisable. In the case of options intended to qualify as Incentive Stock Options, the certificates or agreements shall contain such provisions relating to exercise and other matters as are required of Incentive Stock Options under the Code.

     9.3.  Terms and Conditions.  All options granted under the Plan shall be
           --------------------
subject to the following terms and conditions to the extent applicable and to such other terms and conditions not inconsistent therewith as the Committee or the Board of Directors shall determine.

          9.3.1.  Option Price.  The option price per share of Common Stock,
                  ------------
     with respect to each option, shall not be less than the Fair Market Value per share at the time the option is granted.

          9.3.2.  Number of Shares of Common Stock Subject to Incentive Stock
                  -----------------------------------------------------------
     Options.  In the case of an option intended to qualify as an Incentive
     -------
     Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which
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                                      -7-

     Incentive Stock Options granted after December 31, 1986 are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section
     9.3.2 shall be construed and applied in accordance with Section 422A (b)(7) of the Code and the regulations, if any, promulgated thereunder.

          9.3.3.  Period of Options.  An option shall be exercisable during such
                  -----------------
     period of time as the Committee or the Board of Directors may specify (subject to subsection 9.4 below), but not after the expiration of ten years from the date the option is granted.

          9.3.4.  Exercise of Options.
                  -------------------

               9.3.4.1. Each option shall be made exercisable at such time or times as the Committee or the Board of Directors shall determine, but in all events, subject to the provisions of Section 9.3.2. It is contemplated that the Committee or the Board of Directors will normally provide that the right to exercise an option will accrue immediately with respect to 25 percent of the number of shares of Common Stock subject to the option and that the right to exercise the option with respect to the balance of the shares subject thereto will accrue in substantially equal installments on the first three anniversaries of the date of grant. However, the Committee or the Board of Directors may in any case provide that the option will be exercisable immediately with respect to all the shares of Common Stock subject to the option or that the right to exercise the option will accrue in different installments and at different times from those set forth above, if in the opinion of the Committee or the Board of Directors such provisions are appropriate taking into account the age of the Participant and other relevant circumstances. In the case of an option made exercisable in installments, the Committee or the Board of Directors may later determine to accelerate the time at which one or more of such installments may be exercised.

               9.3.4.2. In the case of an option, granted prior to December 31, 1986, intended to qualify as an Incentive Stock Option, the option shall not be exercisable while there is outstanding (within the meaning of section 422A(c)(7) of the Code, as in effect prior to the Tax
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                                      -8-

     Reform Act of 1986) any Incentive Stock Option which was granted before the granting of such option to the Participant to purchase stock in his employer corporation (whether the Corporation or any Subsidiary) or in a corporation which (at the time of the granting of such option) is a parent or subsidiary corporation of the employer corporation, or in a predecessor corporation of any of such corporations (the words "parent or subsidiary corporation of the employer corporation, or in a predecessor corporation of any such corporations" are meant to have the meaning of such words as used in Section 422A(b)(7) of the Code).

               9.3.4.3. Any exercise of an option shall be in writing signed by the proper person and delivered or mailed to the Secretary of the Committee, accompanied by the option certificate or agreement and payment in full for the number of shares in respect of which the option is exercised.

               9.3.4.4. In the event an option is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the option has been transferred by the Participant's will or the applicable laws of descent and distribution, the Corporation shall be under no obligation to deliver stock thereunder unless and until the Corporation is satisfied that the person or persons exercising the option is or are the duly appointed executor or administrator of the deceased Participant or the person or persons to whom the option has been transferred by the Participant's will or by the applicable laws of descent and distribution.

          9.3.5.  Payment for and Delivery of Stock.  The shares of stock
                  ---------------------------------
     purchased on any exercise of an option granted hereunder shall be paid for in full in cash or, if permitted by the Committee or the Board of Directors, in shares of unrestricted Common Stock at the time of such exercise. A Participant shall have the rights of a shareholder only as to stock actually issued to him.

          9.3.6.  Listing of Stock, Withholding and Other Legal Requirements.
                  ----------------------------------------------------------
     The Corporation shall not be obligated to deliver any stock until all federal and state laws and regulations which the Corporation may deem applicable have been complied with, nor, in the event the outstanding
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                                      -9-

     Common Stock is at the time listed upon any stock exchange, until the stock to be delivered has been listed or authorized to be added to the list upon official notice of issuance to such exchange. Without limiting the generality of the foregoing, the Committee or the Board of Directors shall require, on such terms as it deems necessary, that the Participant pay to the Corporation, or make other satisfactory provision for the payment of, any federal, state or local taxes required by law to be withheld in respect of the exercise of any option. In the Committee's or the Board's discretion, a Participant may elect to satisfy all or a portion of his or her federal, state and local tax withholding requirements or liability, up to the amount calculated by applying the Participant's maximum marginal tax rate, by having shares of Common Stock withheld from the shares otherwise issuable upon the exercise of an option, or by delivering to the Corporation previously owned shares of Common Stock, valued at their Fair Market Value on the date that withholding taxes are determined. In addition, if the shares of stock subject to any option have not been registered in accordance with the Securities Act of 1933, as amended, the Corporation may require the person or persons who wishes or wish to exercise such option to make such representation or agreement with respect to the sale of stock acquired on exercise of the option as will be sufficient, in the opinion of the Corporation's General Counsel, to avoid violation of said Act.

          9.3.7.  Non-transferability of Options.  No option may be transferred
                  ------------------------------
     by the Participant otherwise than by will or by the laws of descent and distribution, and during the Participant's lifetime the option may be exercised only by him.

          9.3.8.  Death. If a Participant dies at a time when he is entitled to
                  -----
     exercise an option (including death during the three-year period under subsection 9.3.9 or the three-month period under subsection 9.3.10(a), then at any time or times within three years after his death such option may be exercised, as to all or any of the shares which the Participant was entitled to purchase thereunder immediately prior to his death, by his executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, and except as so exercised such option shall expire at the end of such three-year period. In no event, however, may any option granted under the Plan be exercised after the expiration of ten years from the date the option was granted.

          9.3.9.  Retirement.  In the event of a Participant's Retirement at a
                  ----------
     time when he is entitled to exercise an option, then at any time or times within three years after his Retirement he may exercise such option as to all or any of the shares which he was entitled to purchase thereunder immediately prior to his Retirement, and except as so exercised such option shall expire at the end of such three-year period, subject, however, to the provisions of subsection 9.3.8. In no event, however, may any option granted under the Plan be exercised after the expiration of ten years from the date the option was granted.

          9.3.10.  Termination of Employment.  If the employment of a
                   -------------------------
     Participant terminates for any reason other than his death or his Retirement, all options held by the Participant shall thereupon expire subject to the following provisions:

               (a) If such termination of employment occurs by the voluntary act of the Participant, then at any time or times within three months after such termination of employment (but not after the expiration of ten years from the date the option was granted), the Participant may exercise such option as to all or any of the shares which he was entitled to purchase thereunder immediately prior to such termination of employment, and except as so exercised such option shall expire at the end of such period of three months, subject, however, to the provisions of subsection 9.3.8; and

               (b) If such termination of employment does not occur by the voluntary act of the Participant, such option may be exercised following such termination of employment only to the extent, if any, approved by the Committee or the Board of Directors. If the Committee or the Board of Directors so decides, an option may provide that a leave of absence granted by the Corporation or a Subsidiary is not a termination of employment for the purpose of this subsection 9.3.10, and in the absence of such a provision the
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                                     -11-

          Committee or the Board of Directors may in any particular case determine that such a leave of absence is not a termination of employment for such purpose.

     9.4.  Authority of the Committee and the Board of Directors.  The Committee
           -----------------------------------------------------
and the Board of Directors shall have the authority, either generally or in particular instances, to waive compliance by a Participant with any obligation to be performed by him under an option and to waive any condition or provision of an option, except that the Committee and the Board of Directors may not (i) increase the total number of shares covered by the option (except in accordance with Section 11), (ii) reduce the option price per share (except in accordance with Section 11) or (iii) extend the term of the option to more than ten years, subject, however, to the provisions of Section 13.

10.  Provisions of Units.
     -------------------

     10.1.  Amount Payable.  Each Unit shall be deemed to have an initial value
            --------------
equal to the Fair Market Value of a share of Common Stock at the time the Unit is awarded. As soon as practicable after the maturity (as described below) of a Unit, the eligible executive to whom the Unit was awarded shall be entitled to receive an amount of money equal to the applicable percentage, as described in subsection 10.2, multiplied by the initial value of the Unit. Units shall mature at the end of the second fiscal year of the Corporation following the fiscal year in which they are awarded.

     10.2.  Applicable Percentage.  The percentage to be applied to the initial
            ---------------------
value of a Unit in computing the amount payable upon maturity thereof may vary from 0 to 150 percent and shall be determined from a matrix table recommended by the Chairman and President, approved by the Committee and adopted by the Board of Directors. Such matrix shall be made a part of the Guidelines, as in effect at the time of the award of such Unit. Such percentage shall depend upon the following factors:

          10.2.1. The relationship between (i) the average Return on Equity of the Corporation for the three years commencing with the fiscal year of the Corporation in which the Unit is awarded and ending with the fiscal year of the Corporation in which the Unit matures and (ii) the median of the average returns on equity for such three years for a representative group of large commercial banks or bank holding companies selected from time to time by the Committee and adopted by the Board of Directors (a list of which shall be a part of the Guidelines); and

          10.2.2. The extent to which the Earnings Per Share of the Corporation for the three years set forth in subsection 10.2.1 achieves the Earnings Per Share Target previously fixed by the Board of Directors.

     The Committee shall deliver to each Participant to whom Units are awarded a copy of the matrix table applicable to such award and shall notify such Participant of the Earnings Per Share target referred to in subsection 10.2.2. above.

     10.3.  Nontransferability of Units.  No Units may be transferred by the
            ---------------------------
Participant otherwise than by will or the laws of descent and distribution.

     10.4.  Death or Other Termination of Employment.  If the employment of a
            ----------------------------------------
Participant terminates for any reason, whether by death, Retirement or otherwise, all Units held by the Participant shall thereupon terminate unless the Committee or the Board of Directors otherwise determines. The Committee or the Board of Directors may in its discretion determine that some or all of the Units so held shall continue in effect as if the Participant's employment had not terminated and that on maturity of such Units all or a portion of the amount payable in respect of such Units under subsection 10.1 shall be paid to the Participant or in the event of his death to his estate or other beneficiary.

11.  Changes in Stock.
     ----------------

     In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock which becomes effective after the adoption of the Plan by the Board of Directors, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock on which options may thereafter be granted hereunder, (ii) the number and kind of shares of stock remaining subject to each option outstanding at the time of such change and (iii) the option price. The Committee's determination shall be binding on all persons concerned. Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation (other than a merger or consolidation in which the Corporation survives but in which a majority of its outstanding shares are converted into securities of another corporation or are exchanged for other consideration), any option granted hereunder shall pertain and apply to the securities which a holder of the number of shares of stock of the Corporation then subject to the option would have been entitled to receive, but a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation or in which a majority of its outstanding shares are so converted or exchanged shall cause every option hereunder to terminate; provided that if any such dissolution, liquidation, merger or consolidation is contemplated, the Corporation shall either arrange for any corporation succeeding to the business and assets of the Corporation to issue to the Participants replacement options on such corporation's stock which will to the extent possible preserve the value of the outstanding options or shall make the outstanding options fully exercisable, subject to the provisions Section 9.3.2, at least 20 days before the effective date of any such dissolution, liquidation, merger or consolidation. The existence of the Plan shall not prevent any such change or other transaction and no Participant thereunder shall have any right except as herein expressly set forth.

12.  Employment Rights.
     -----------------

     Neither the adoption of the Plan nor any grant of options or award of Units confers upon any employee of the Corporation or a Subsidiary any right to continued employment with the Corporation or a Subsidiary, as the case may be, nor does it interfere in any way with the rights of the Corporation or a Subsidiary to terminate the employment of any of its employees at any time.

13.  Discontinuance, Cancellation, Amendment and Termination.
     -------------------------------------------------------

     The Committee or the Board of Directors, as the case may be, may at any time discontinue granting options or awarding units under the Plan and, with the consent of the Participant, may at any time cancel an existing option in whole or in part and grant another option to the Participant for such number of shares as the Committee or the Board of Directors, as the case may be, specifies. The Board of Directors may at any time or times amend the Plan for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law or may at any time terminate the Plan as to any further grants of options, provided that no such amendment shall (a) increase the maximum number of shares available under the Plan except as provided in Section 11, (b) decrease the minimum option price of options thereafter to be granted to less than the Fair Market Value at the time the options are granted, or (c) increase the time limits for granting or exercising options thereafter to be granted. The Committee may make non-material amendments to the Plan.

14.  Effective Date.
     --------------

     The Plan shall become effective upon its adoption by the Board of Directors, and options may be granted under the Plan from and after the date of such adoption; provided, however, that if prior to December 23, 1982 the stockholders of the Corporation have not approved the Plan, the Plan shall terminate and all options theretofore granted and Units theretofore awarded shall terminate and cease to be of any force or effect.